SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2007

WesBanco, Inc.
 (Exact name of registrant as specified in its charter)

West Virginia	0-8467	55-0571723
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Bank Plaza, Wheeling, WV	26003
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (304) 234-9000

Former name or former address, if changed since last report  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On November 30, 2007, WesBanco, Inc., a West Virginia corporation ("WesBanco"), completed the acquisition of Oak Hill Financial, Inc., an Ohio corporation ("Oak Hill"). The acquisition was effected by the merger (the "Merger") of Oak Hill with and into WesBanco, pursuant to that certain Agreement and Plan of Merger dated July 19, 2007 by and among WesBanco, WesBanco Bank, Inc., a West Virginia banking corporation and a wholly-owned subsidiary of WesBanco, Oak Hill and Oak Hill Banks, an Ohio state-chartered bank and a wholly-owned subsidiary of Oak Hill (the "Merger Agreement"). Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of Oak Hill common stock was converted into the right to receive 1.256 shares of WesBanco common stock, $38.00 in cash, or a combination of stock and cash. The Merger Agreement was previously filed as Exhibit 2.1 to the Form 8-K filed by WesBanco on July 20, 2007.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective upon the completion of the Merger on November 30, 2007, John D. Kidd became Vice Chairman of WesBanco’s Board of Directors in accordance with the terms of the Merger Agreement. Mr. Kidd served as Chairman of Oak Hill since December 2002 and Chairman of Oak Hill Banks since January 2005. Mr. Kidd served as Chief Executive Officer of Oak Hill from 1981 through December 2003. In addition, three additional Oak Hill directors have been appointed to the board of directors of WesBanco effective as of November 30, 2007. The directors appointed to the WesBanco Board of Directors are D. Bruce Knox, Neil S. Strawser and Donald P. Wood. Each of the Oak Hill directors appointed to the board of directors of WesBanco, including Mr. Kidd, will serve until the next meeting of WesBanco’s shareholders and will be nominated for election to the WesBanco board at that shareholder meeting and subsequent shareholder meetings until the Oak Hill director has served a three year term. In addition, each member of the Oak Hill board of directors at the effective time of the merger, will be appointed to a newly created advisory board for WesBanco Bank for the Jackson, Ohio market. Each advisory board member will serve for at least one year and, except for Oak Hill directors appointed to the WesBanco board of directors, will receive the same annual compensation they received for service on the Oak Hill board of directors for the fiscal year ended December 31, 2006.

As previously described in WesBanco’s joint proxy statement/prospectus filed on September 24, 2007, new employment agreements dated as of July 19, 2007 between WesBanco and each of R. E. Coffman, Jr., D. Bruce Knox, David G. Ratz, Scott J. Hinsch, Jr., and Miles R. Armentrout became effective upon the completion of the Merger on November 30, 2007.  Each of these employment agreements, except for that of D. Bruce Knox, is for a term of one year and will be automatically extended for one year on each anniversary of the agreement unless otherwise terminated with proper notice. The term of D. Bruce Knox’s employment will expire thirty days after the conversion of the Oak Hill Banks’ data processing system to the WesBanco system. The employment agreements include provisions such that each employee will receive an annual base salary in an amount to be determined by the board of directors of WesBanco, but in no event shall such amount be less than $225,000, in the case of R. E. Coffman, Jr., $160,000, in the cases of David G. Ratz, Scott J. Hinsch, Jr. and Miles R. Armentrout, and $153,000, in the case of D. Bruce Knox.

The employment agreements for each of R. E. Coffman, Jr., D. Bruce Knox, David G. Ratz, Scott J. Hinsch, Jr., and Miles R. Armentrout were previously filed with the Registration Statement on Form S-4 filed September 24, 2007 as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, and Exhibit 10.5, respectively, and incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.

On November 30, 2007, WesBanco issued a press release announcing the completion of the Merger.  A copy of the press release is attached as Exhibit 99.1 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by this item will be filed by amendment to this current report on Form 8-K no later than seventy-one (71) days after the date on which this current report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this item will be filed by amendment to this current report on Form 8-K no later than seventy-one (71) days after the date on which this current report on Form 8-K is required to be filed.

(d)	Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description
2.1
Agreement and Plan of Merger dated July 19, 2007 by and between WesBanco, Inc., WesBanco Bank, Inc., Oak Hill Financial, Inc. and Oak Hill Banks (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by WesBanco, Inc. on July 20, 2007).

10.1
Employment Agreement dated July 19, 2007 between R. E. Coffman, Jr., Oak Hill Banks and WesBanco, Inc. (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-4 filed September 24, 2007).

10.2
Employment Agreement dated July 19, 2007 between D. Bruce Knox, Oak Hill Banks and WesBanco, Inc. (incorporated by reference to Exhibit 10.2 to the Registration Statement on Form S-4 filed September 24, 2007).

10.3
Employment Agreement dated July 19, 2007 between David G. Ratz, Oak Hill Banks and WesBanco, Inc. (incorporated by reference to Exhibit 10.3 to the Registration Statement on Form S-4 filed September 24, 2007).

10.4
Employment Agreement dated July 19, 2007 between Scott J. Hinsch, Jr., Oak Hill Banks and WesBanco, Inc. (incorporated by reference to Exhibit 10.4 to the Registration Statement on Form S-4 filed September 24, 2007).

10.5
Employment Agreement dated July 19, 2007 between Miles R. Armentrout, Oak Hill Banks and WesBanco, Inc. (incorporated by reference to Exhibit 10.5 to the Registration Statement on Form S-4 filed September 24, 2007).

99.1	Press release dated November 30, 2007 announcing the completion of the merger with Oak Hill Financial, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.
(Registrant)

November 30, 2007	/s/ Robert H. Young
Date	Robert H. Young
Executive Vice President & Chief
Financial Officer